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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

         The undersigned executive officer of Pittsburgh Financial Corp. (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                           /s/  Michael J. Kirk
                                           -------------------------------------
                                           Name: Michael J. Kirk
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

Date: August 14, 2002

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